UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 13, 2017
Date of Report (Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.     Other Events.

The following disclosures (“Supplemental Disclosures”) supplement the disclosures contained in the proxy statement/prospectus of Bank Mutual Corporation (“Bank Mutual”) and Associated Banc-Corp (“Associated”), dated September 15, 2017 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 2017 (the “Proxy Statement/Prospectus”) in connection with the previously announced proposed merger between Bank Mutual and Associated (the “Merger”).

The Supplemental Disclosures should be read in conjunction with the disclosures contained in the Proxy Statement/Prospectus, which should be read in its entirety.  To the extent that information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus.  All page references are to pages in the Proxy Statement/Prospectus, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

As disclosed in the Proxy Statement/Prospectus, three putative class action complaints captioned Schumel v. Bank Mutual Corporation, C.A. No. 2017-cv-006201, Paquin v. Bank Mutual Corporation, C.A. No. 2017-cv-006202 and Wollenburg v. Bank Mutual Corporation, C.A. No. 2017-cv-007312 were filed in the Circuit Court of Milwaukee County, Wisconsin against Bank Mutual, the members of the Bank Mutual board of directors and Associated.  As also disclosed in the Proxy Statement/Prospectus, one putative securities class action complaint captioned Parshall v. Bank Mutual Corporation, C.A. No. 2:17-cv-01209 was filed in the United States District Court for the Eastern District of Wisconsin against Bank Mutual, the members of the Bank Mutual board of directors and Associated.

Associated, Bank Mutual and the other defendants believe that the claims asserted in the lawsuits are without merit and that the disclosures in the Proxy Statement/Prospectus are adequate under the law. However, to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such actions, Associated and Bank Mutual wish to voluntarily make the Supplemental Disclosures related to the Merger set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.  Associated and Bank Mutual specifically deny that any further disclosure is required to supplement the Proxy Statement/Prospectus under applicable law.

In light of the Supplemental Disclosures, the plaintiffs in the lawsuits have agreed to dismiss their individual claims with prejudice.

*   *  *

Supplemental Disclosures to the Proxy Statement

The following disclosure supplements and restates the fifth paragraph on page 42 of the Proxy Statement/Prospectus in the section captioned “The Merger—Background of the Merger”:

Upon reaching out to Party 3 subsequent to the May 1, 2017 board meeting, representatives of RBCCM were informed that Party 3 was no longer in a position to pursue an acquisition. On May 9, 2017 and May 17, 2017, Bank Mutual executed confidentiality agreements with Party 2 and with Associated, respectively; the confidentiality agreements included standstill provisions, including restrictions on asking to be released from the standstill, binding on Associated and Party 2.

The following disclosure supplements and restates the fourth paragraph beginning on page 43 of the Proxy Statement/Prospectus in the section captioned “The Merger—Background of the Merger”:

On June 27, 2017, Bank Mutual’s chairman and management team met telephonically with representatives of each of Quarles & Brady and RBCCM to review the indications of interest. At the conclusion of the meeting, Bank Mutual’s chairman and management team directed representatives of RBCCM to reach out to Associated and Party 2 and ask them to provide a revised offer, which should reflect their best and final offer, by June 30, 2017. As part of that request, Party 2 was asked to clarify the potential board role, and Associated was asked if it would consider such a role for a Bank Mutual director. Following this telephonic meeting and throughout the period that Bank Mutual was engaging in discussions with Associated and the other potential acquirers generally, Bank Mutual’s chairman regularly kept directors apprised of developments.

The following disclosure supplements and restates last paragraph beginning on page 43 and continuing onto page 44 of the Proxy Statement/Prospectus in the section captioned “The Merger—Background of the Merger”:

On July 5, 2017, the Bank Mutual board met to discuss the two indications of interest. At that meeting, representatives of RBCCM provided financial analyses of each of the offers, and a representative of Quarles & Brady provided an extended review of the directors’ fiduciary and related duties in considering the proposals as well as legal aspects of the offers, the comments made by Associated and Party 2 on the draft merger agreement and matters described in the section entitled “The Merger—Bank Mutual’s Reasons for the Merger; Recommendation of the Bank Mutual Board of Directors.” After careful and extended deliberation, including questions for representatives of each of RBCCM and Quarles & Brady, and including an extended executive session without executive officers or Mr. Crowley Jr. present, the Bank Mutual board unanimously elected to proceed with a potential acquisition transaction, and to move forward toward the negotiation and signing of a definitive merger agreement with Associated. Associated and Party 2 were then informed of the board’s decision.

The following disclosure supplements and restates the second-to-last paragraph on page 44 of the Proxy Statement/Prospectus in the section captioned “The Merger—Background of the Merger”:

During the period between July 5, 2017 and July 20, 2017, Bank Mutual’s chairman regularly kept directors apprised of developments, including by circulating drafts of the various transaction documents and other materials prepared by the management of Bank Mutual and its legal and financial advisors relating to the proposed transaction.  Also, after material business terms were settled, Associated reached understandings with certain individuals as to their roles post-merger; see the section entitled “Interests of Bank Mutual’s Directors and Executive Officers in the Merger.”

The following disclosure supplements and restates the second full paragraph beginning on page 50 of the Proxy Statement/Prospectus and continuing onto page 51 in the section captioned “The Merger—Opinion of Bank Mutual’s Financial Advisor—Bank Mutual Financial Analysis—Public Company Analysis”:

In this analysis, RBCCM compared, among other things, (i) multiples of implied price per share of common equity to (a) TBV, (b) NTM EPS and (c) estimated 2018 EPS and (ii) CDP.  The list of selected companies, related multiples and percentages and resultant high, median and low multiples and percentages for such selected companies and for Bank Mutual are as follows:

Selected Companies

	Price/TBV		Price/ NTM EPS		Price/ 2018E EPS		CDP
Northwest Bancshares, Inc.	1.87	x	17.5	x	16.2	x	9.3%
Provident Financial Services, Inc.	2.01	x	17.0	x	15.8	x	13.9%
United Financial Bancorp, Inc.	1.65	x	15.5	x	14.7	x	8.3%
Dime Community Bancshares, Inc.	1.49	x	15.5	x	14.3	x	5.8%
Beneficial Bancorp, Inc.	1.33	x	NM	(1)	29.7	x	6.9%
OceanFirst Financial Corp.	2.07	x	15.8	x	14.2	x	11.6%
Meridian Bancorp, Inc.	1.49	x	22.0	x	18.9	x	9.7%
Oritani Financial Corp.	1.39	x	16.7	x	17.0	x	10.7%
Northfield Bancorp, Inc.	1.41	x	26.4	x	25.4	x	10.2%
First Defiance Financial Corp.	2.02	x	14.4	x	13.9	x	12.4%
First Connecticut Bancorp, Inc.	1.58	x	18.6	x	17.6	x	7.6%
Blue Hills Bancorp, Inc.	1.27	x	NM	(1)	28.6	x	7.0%
BSB Bancorp, Inc.	1.70	x	NA	(2)	NA	(2)	8.1%
Western New England Bancorp, Inc.	1.34	x	17.2	x	16.7	x	5.7%
Hingham Institution for Savings	2.23	x	NA	(2)	NA	(2)	16.6%
ESSA Bancorp, Inc.	1.05	x	NA	(2)	NA	(2)	0.8%
SI Financial Group, Inc.	1.29	x	NA	(2)	NA	(2)	4.0%
High	2.23	x	26.4	x	29.7	x	16.6%
Median	1.49	x	17.0	x	16.7	x	8.3%
Low	1.05	x	14.4	x	13.9	x	0.8%
Bank Mutual at July 19, 2017	1.47	x	23.1	x	20.6	x	7.9%

(1) NM refers to Not Meaningful.  Ratios of estimated Price/NTM EPS were greater than 30.0x and, as a result, were considered not meaningful and were not included in the calculations of high, median and low.

(2) NA refers to Not Available.  Figures for estimated NTM EPS and estimated 2018 EPS were not available and, as a result, no Price/NTM EPS or Price/2018 EPS ratios were included in the calculations of high, median and low.

The following disclosure supplements and restates the last paragraph beginning on page 51 of the Proxy Statement/Prospectus and continuing onto page 52 in the section captioned “The Merger—Opinion of Bank Mutual’s Financial Advisor—Bank Mutual Financial Analysis—Selected Transaction Analysis”:

In this analysis, RBCCM compared, among other things, (i) multiples of implied price per share of common equity to (a) TBV and (b) NTM EPS and (ii) CDP. The list of selected transactions, related multiples and percentages and resultant high, median and low multiples and percentages for such selected transactions and for Bank Mutual are as follows:

Announcement Date	Acquiror	Target	Price/ TBV		Price/ NTM EPS		CDP
May 5, 2016	Bar Harbor Bankshares	Lake Sunapee Bank Group	1.64	x	NA	(1)	5.5%
January 12, 2016	Old National Bancorp	Anchor BanCorp Wisconsin Inc.	1.23	x	28.8	x	4.7%
January 5, 2016	OceanFirst Financial Corp.	Cape Bancorp, Inc.	1.41	x	20.5	x	5.5%
December 8, 2015	Univest Corporation of Pennsylvania	Fox Chase Bancorp, Inc.	1.34	x	25.8	x	10.5%
December 10, 2014	Renasant Corporation	Heritage Financial Group, Inc.	1.72	x	16.2	x	10.6%
October 29, 2014	WesBanco, Inc.	ESB Financial Corporation	2.07	x	NA	(1)	18.3%
April 29, 2014	Southside Bancshares, Inc.	OmniAmerican Bancorp, Inc.	1.48	x	NM	(2)	15.8%

High			2.07	x	28.8	x	18.3%
Median			1.48	x	23.2	x	10.5%
Low			1.23	x	16.2	x	4.7%
Bank Mutual at $10.38			1.65	x	25.6	x	11.2%

(1) NA refers to Not Available. Figures for estimated NTM EPS were not available and, as a result, no Price/NTM EPS or Price/2018 EPS ratios were included in the calculations of high, median and low.

(2) NM refers to Not Meaningful. Ratios of estimated Price/NTM EPS were greater than 30.0x and, as a result, were considered not meaningful and were not included in the calculations of high, median and low.

The following disclosure supplements and restates the last paragraph beginning on page 52 of the Proxy Statement/Prospectus and continuing onto page 53 in the section captioned “The Merger—Opinion of Bank Mutual’s Financial Advisor—Bank Mutual Financial Analysis—Dividend Discount Analysis”:

RBCCM performed the Bank Mutual DDA using discount rates ranging from 10.0% to 13.0%, based on an estimated cost of equity for Bank Mutual using its professional judgment in applying the capital asset pricing model (“CAPM”), inclusive of an equity size premium, and a terminal value at the end of the forecast period, using terminal multiples ranging from 14.0x to 18.0x estimated 2022 EPS. The terminal multiples for the Bank Mutual DDA were selected based on a review of the historical EPS multiples for the selected companies referred to above. The Bank Mutual DDA indicated the following implied per share reference ranges as compared to implied per share merger consideration:

The following disclosure supplements and restates the last paragraph on page 53 of the Proxy Statement/Prospectus in the section captioned “The Merger—Opinion of Bank Mutual’s Financial Advisor—Associated Financial Analysis—Public Company Analysis”:

In this analysis, RBCCM compared, among other things, multiples of implied price per share of common equity to (i) TBV, (ii) NTM EPS and (iii) estimated 2018 EPS. The list of selected companies, related multiples and the resultant high, median and low multiples for such selected companies and for Associated are as follows:

Selected Companies

	Price/TBV		Price/NTM EPS		Price/ 2018E EPS
Wintrust Financial Corporation	1.99	x	17.8	x	17.0	x
Commerce Bancshares Inc.	2.59	x	19.1	x	18.6	x
TCF Financial Corporation	1.38	x	12.9	x	11.8	x
UMB Financial Corporation	2.11	x	19.4	x	18.0	x
MB Financial, Inc.	2.48	x	15.6	x	14.3	x
Chemical Financial Corporation	2.44	x	15.6	x	14.0	x
Old National Bancorp	1.98	x	15.9	x	15.2	x
First Midwest Bancorp, Inc.	2.28	x	15.8	x	14.4	x
Great Western Bancorp, Inc.	2.48	x	15.7	x	14.7	x

High	2.59	x	19.4	x	18.6	x
Median	2.28	x	15.8	x	14.7	x
Low	1.38	x	12.9	x	11.8	x
Associated at July 19, 2017	1.89	x	16.7	x	15.4	x

The following disclosure supplements and restates the third paragraph on page 54 of the Proxy Statement/Prospectus in the section captioned “The Merger—Opinion of Bank Mutual’s Financial Advisor—Associated Financial Analysis—Dividend Discount Analysis”:

RBCCM performed the Associated DDA using discount rates ranging from 10.0% to 13.0% based on an estimated cost of equity for Associated using its professional judgment in applying CAPM, inclusive of equity size premium, and a terminal value at the end of the forecast period, using terminal multiples ranging from 14.0x to 18.0x estimated 2022 EPS. The terminal multiples were selected based on a review of the historical EPS multiples for the selected public companies referred to above. The Associated DDA indicated the following implied per share value references range, as compared to the July 19, 2017 closing price of Associated common stock:

*              *              *

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain the required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Associated nor Bank Mutual assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated or Bank Mutual anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Bank Mutual’s Annual Report on Form 10-K, those disclosed in Associated’s and Bank Mutual’s respective other periodic reports filed with the SEC, as well as the possibility that expected benefits of the proposed transaction may not materialize in the time frame expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Associated’s and Bank Mutual’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 is, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, Associated and Bank Mutual claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Associated and Bank Mutual annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Associated filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Bank Mutual and a Prospectus of Associated, as well as other relevant documents concerning the proposed transaction. The Registration Statement has been declared effective and the Proxy Statement/Prospectus has been mailed to shareholders of Bank Mutual.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF BANK MUTUAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Associated and Bank Mutual, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Associated Banc-Corp at www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under “SEC Filings” or from Bank Mutual Corporation at www.bankmutual.com/bank-mutual-corporation/ under the heading “Financial & SEC Reports.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059 or to Bank Mutual Corporation, 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, Attention: Michael W. Dosland, Telephone: (414) 354-1500.

Participants in the Solicitation

Associated, Bank Mutual, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Associated’s directors and executive officers is available in its definitive proxy statement for its most recent annual meeting, which was filed with the SEC on March 14, 2017, and certain of its Current Reports on Form 8-K.

Information regarding Bank Mutual’s directors and executive officers is available in its definitive proxy statement for its most recent annual meeting, which was filed with SEC on March 8, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus relating to the merger of Associated and Bank Mutual and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017		BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer